EXHIBIT 10.7


                     WAIVER TO SECURITIES PURCHASE AGREEMENT


     This WAIVER to Securities Purchase Agreement and related Agreements, dated as of May 4, 2006, shall serve to waive certain liquidated damages and a default related to the Securities Purchase Agreement and related Agreements (the "Agreement"), dated as of September 22, 2005, by and among Avitar Inc., a Delaware corporation, with its headquarters located at 65 Dan Road, Canton, MA 02021, and each of the Buyers set forth in the Agreement.

     1. The undersigned parties hereby agree to waive the liquidated damages and default arising from the failure to have an effective registration statement as required by the Agreement by January 21, 2006 (120 days after the first Closing on September 23, 2005) and February 5, 2006 (135 days after the first Closing) and no further liquidated damages or default will arise from the failure to have an effective registration statement as required provided that the registration statement is declared effective by June 30, 2006.

     2. All other provisions of the Agreement shall remain in full force and effect.







                            [Signature Page Follows]

ACCEPTED AND AGREED:

AVITAR INC.


By:_____________________________________
      Peter Phildius
     Chief Executive Officer


AJW PARTNERS, LLC
By: SMS Group, LLC


By:_____________________________________
         Corey S. Ribotsky
         Manager


AJW OFFSHORE, LTD.
By:  First Street Manager II, LLC


By:
   -----------------------------------------------------------
         Corey S. Ribotsky
         Manager


AJW QUALIFIED PARTNERS, LLC
By:  AJW Manager, LLC


By:
   -----------------------------------------------------------
         Corey S. Ribotsky
         Manager



NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By:  First Street Manager II, LLC


By:
   -----------------------------------------------------------
         Corey S. Ribotsky
         Manager